UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported) July 30, 2004

Commission file number: 0-23605
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(exact name of registrant as specified in its charter)

Tennessee	62-1721072
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

114 West College Street
Murfreesboro, Tennessee 37130
(Address of Registrant’s principal executive office)

(615) 893-1234
(Registrant’s telephone number, including area code)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c.) Exhibits

   The following exhibit is furnished pursuant to Item 9 and Item 12:

99.1   Press Release dated July 30, 2004

ITEM 9.  REGULATION FD DISCLOSURE

On July 30, 2004, Cavalry Bancorp, Inc. (the “Company”) issued a press release reporting financial results for the second quarter of fiscal year 2004, a copy of which is being furnished as Exhibit 99.1 to this Report and is incorporated into this Report by reference. The information being furnished under Item 9 of this Report shall not be considered “filed” for purposes of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of the Company’s previous or future filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

    On July 30, 2004, the Company issued a press release reporting financial results for the second quarter of fiscal year 2004, a copy of which is being furnished as Exhibit 99.1 to this Report and is incorporated into this Report by reference. The information being furnished under Item 12 of this Report shall not be considered “filed” for purposes of the Exchange Act, and shall not be incorporated by reference into any of the Company’s previous or future filings under the Securities Act or the Exchange Act.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVALRY BANCORP, INC.

Date: July 30, 2004	By:
Hillard C. Gardner
Senior Vice President and Chief Financial Officer